                         FRONTIER NATIONAL CORPORATION
+-----NUMBER-----+                                           +-----SHARES-----+
|                |                                           |                |
|                |                                           |                |
+----------------+                                           +----------------+
                    10,000,000 SHARES PAR VALUE $.001 EACH
                             CLASS A COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                           SAMPLE            SAMPLE
THIS                                                                     IS THE
CERTIFIES                                                              OWNER OF
THAT
                                    SAMPLE

                                                     +-----------------------+
                                                     |   CUSIP  359124 10 4  |
                                                     +-----------------------+

        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF
                         FRONTIER NATIONAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


                        [CORPORATION SEAL APPEARS HERE]

/s/ Kerri C. Newton                                       /s/ Steven R. Townson
     SECRETARY                                                  PRESIDENT

                         FRONTIER NATIONAL CORPORATION

        The shares represented by this certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of Frontier National Corporation (the "Company") as from time to time amended (copies of which are on file at the principal executive offices of the Company), to all of which the holder by acceptance hereof assents.

        The Company will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws of regulations:


    ABBREVIATIONS:                       MEANINGS:

    TEN COM...........................   As tenants in common

    JT TEN............................   As joint tenants, with right of
                                         survivorship and not as tenants in
                                         common

    ----------------------------------   --------------------------------------
          (Name of Custodian)                    (Name of Custodian)

    Custodian                            As custodian for
             -------------------------                   ----------------------
                    (Minor)                                  (Name of Minor)

    Unit. Gift Min. Act                  Under the
                       ---------------            -----------------------------
                           (State)                        (Name of State)

                                         Uniform gifts to Minors Act

   Additional abbreviations may also be used though not in the above list.

        For value received,                            hereby sell, assign and
                           ---------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                                 NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the fact of the
                                            Certificate, in every particular,
                                            without alteration or enlargement,
                                            or any change whatever.